Exhibit 10.2

                                 FIRST AMENDMENT
                                     TO THE
                            FOLLOWING PROMISSORY NOTE
         PROMISSORY NOTE - BETWEEN GLOBAL NEWS NETWORK AND PETER LAMBERT

                              DATED: MARCH 17, 2015

     This instrument executed this 12th day of June, 2015 is the First Amendment to the above referenced Promissory:

1. The subject Promissory Note was to be paid on or about June 17, 2015 to Peter Lambert. However, investments funds did not arrive on the planned date; therefore the parties agree that said promissory note shall be extended and will accrue interest at $55.55 per day until this note is paid in full.

2. In all other respects, the Promissory Note is hereby confirmed and republished. Both parties have read, understand and agree to the above referenced changes to the subject Promissory Note referenced.

     EXECUTED at San Diego County, California, on June 12, 2015.


                                      /s/ John Fleming
                                      ------------------------------------------
                                      GLOBAL NEWS NETWORK, INC.
                                      By: John Fleming, CEO


                                      /s/ Peter Lambert
                                      ------------------------------------------
                                      PETER LAMBERT, Individually